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                    THIRD AMENDMENT TO CREDIT AGREEMENT


                       Dated as of January 31, 1999

                                 Between

            INTERNATIONAL COMFORT PRODUCTS CORPORATION (CANADA)
        (formerly known as Inter-City Products Corporation (Canada))
                        as Borrower and Loan Party

                                  and

                     G.C. McDONALD SUPPLY LIMITED
                             as McDonald

                                  and

                     THE LENDER OR LENDERS NAMED IN
                         THE CREDIT AGREEMENT
                              as Lenders

                                  and

                  GENERAL ELECTRIC CAPITAL CANADA INC.
                               as Agent

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                 THIRD AMENDMENT TO CREDIT AGREEMENT


This Third Amendment to Credit Agreement dated as of January 31, 1999 (this "Third Amendment") between INTERNATIONAL COMFORT PRODUCTS CORPORATION (CANADA) (formerly known as Inter-City Products Corporation (Canada)), a Canada Corporation ("Borrower"), G.C. McDONALD SUPPLY LIMITED, an Ontario corporation, ("McDonald"), each of the lenders listed on the signature pages hereof or which pursuant to Section 10.2 of the Credit Agreement becomes a "Lender" (each, a "Lender", and, collectively, "Lenders"), and GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as agent hereunder for Lenders (in such capacity, together with its successors in such capacity, "Agent").

RECITALS

A. Borrower, McDonald, Agent and Lenders are parties to a Credit Agreement dated as of December 19, 1996, as amended by First Amendment to Credit Agreement dated as of May 13, 1998 between Borrower, McDonald, Agent and Lenders, and as further amended by Second Amendment to Credit Agreement dated as of July 21, 1998 between Borrower, McDonald, Agent and Lenders (the "Credit Agreement").

B. Borrower has requested that Agent and Lenders consent to Borrower causing the dissolution of McDonald and the transfer of all of the assets and undertakings of McDonald to Borrower pursuant to a dissolution agreement made as of January 31, 1999 between Borrower and McDonald (the "Dissolution Agreement").

C. ICP has agreed to provide a guarantee to Agent and Lenders dated as of January 20, 1999 (the "ICP Guarantee") of all of the Obligations of Borrower under the Credit Agreement.

D. In order to permit the dissolution of McDonald by Borrower and to incorporate the ICP Guarantee into the terms of the Credit Agreement Agent and Lenders have agreed to amend the Credit Agreement upon the terms and conditions set out in this Third Amendment.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 - INTERPRETATION

1.1     Definitions.   In addition to the defined terms appearing above,
capitalized terms used in this Third Amendment have (unless otherwise provided elsewhere in this Third Amendment) the meanings given to them in the Credit Agreement, and

(1)     Credit Agreement has the meaning given to it in Recital A;

(2)     Dissolution Agreement has the meaning given to it in Recital B;
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                                 -2-

(3)     Effective Date has the meaning given to it in Section 3.1;

(4) ICP means International Comfort Products Corporation, formerly known as Inter-City Products Corporation; and

(5)     ICP Guarantee has the meaning given to it in Recital C.

1.2 Incorporation into Credit Agreement. The Credit Agreement and this Third Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one instrument.

1.3 Section Titles. The Section titles and Table of Contents contained in this Third Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Third Amendment.

1.4 Interpretation. Except as otherwise provided for herein, the rules of construction set forth in Annex A of the Credit Agreement shall govern the interpretation of this Third Amendment. References to Sections contained in the text of this Third Amendment, unless otherwise indicated, are references to the Credit Agreement.

SECTION 2 - REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties. To induce Agent and Lenders to enter into this Third Amendment, each of the Loan Parties makes the following representations and warranties to Agent and Lenders with respect to Loan Parties, which representations and warranties shall continue to be effective as of and after the Effective Date and shall be continuously made until the Termination Date:

        (1) the execution, delivery and performance by each of the Loan Parties of this Third Amendment are within the corporate powers of the applicable Loan Party, have been duly authorized by all necessary corporate and shareholder action, are not in contravention of any provision of any Loan Party's articles, certificate of incorporation, bylaws or other organizational documents, will not violate any Applicable Laws, will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound, will not result in the creation or imposition of any Lien upon any of the property of any Loan Party; and do not require the consent or approval of any Governmental Body or any other Person;

        (2) this Third Amendment has been duly authorized, executed and delivered by each Loan Party and this Third Amendment and the Credit Agreement, as amended by this Third Amendment, constitute legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms,
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                                 -3-

                subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; and

        (3) after giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.

2.2 Representations and Warranties in Credit Agreement. The Loan Parties represent and warrant that the representations and warranties contained in the Credit Agreement are or were correct on the dates made or deemed to be made.

SECTION 3  -  CONDITIONS PRECEDENT

3.1 Conditions to the Effectiveness of the Third Amendment. This Third Amendment shall be effective as of January 31, 1999 (the "Effective Date") but shall only become effective on the date upon which the following conditions have been fulfilled to the satisfaction of the Agent:

        (1) this Third Amendment or counterparts thereof shall have been duly executed by, and delivered to, each Loan Party, Agent and Lenders;

        (2) Agent and Lenders shall have received an opinion from counsel to Borrower and McDonald, in form and substance satisfactory to the Agent, with respect to the due authorization, execution, delivery, and enforceability of this Third Amendment and the Credit Agreement as amended by this Third Amendment and confirming that the Security Agreement executed by Borrower as of December 19, 1996 is sufficient to charge the assets of McDonald transferred to Borrower and that, other than the registration of a financing change statement under the Personal Property Security Act (Ontario), no further registrations are necessary or advisable to preserve or protect the interests of the Agent and Lenders in the assets of McDonald transferred to Borrower;

        (3) McDonald shall have assigned all of its assets and undertakings to Borrower pursuant to the Dissolution Agreement in accordance with Applicable Law and on terms in form and substance satisfactory to Agent; and

        (4) Agent and Lenders shall have received copies of the following documents in form and substance satisfactory to Agent:

                (a) Dissolution Agreement, a shareholder's resolution of McDonald authorizing the entering into by McDonald of the Dissolution Agreement and any other agreements providing for the assignment of McDonald's assets and undertaking to Borrower; and

                (b)     Evidence of insurance coverage required under Section
                        5.5 of the Credit Agreement covering all assets of Borrower acquired from McDonald.
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                                 -4-


SECTION 4  - COVENANTS

4.1 Covenants of Borrower and McDonald. Each of Borrower and McDonald jointly and severally covenants and agrees that, unless Agent shall otherwise consent in writing with the agreement of the Required Lenders:

        (1) Borrower and McDonald will comply in all respects with Sections 237 and 238 of the Business Corporations Act (Ontario) with respect to the dissolution of McDonald and shall forthwith complete the dissolution and provide the Agent with a copy of the articles of dissolution and the certificate of dissolution upon receipt thereof; and

        (2) From and after the Effective Date McDonald shall cease all activities and shall not enter into any agreements with any Person for any reason, except as required to give effect to its dissolution, and McDonald shall own no assets and shall incur no debts or liabilities of any kind.

SECTION 5 - AMENDMENTS TO CREDIT AGREEMENT

5.1     Amendments to Section 2 - Conditions Precedent

(1) Amendment to Section 2.2(2). On and after the Effective Date, Section 2.2(2) of the Credit Agreement is amended by deleting "McDonald" in the first line and inserting "ICP", and by deleting "McDonald Guarantee" in the first line and inserting "ICP Guarantee".

5.2     Amendments to Section 3 - Representations and Warranties

(1)     Amendment to Section 3.22.  On and after the Effective Date, Section
3.22 of the Credit Agreement is amended and restated as follows:

        3.22   Corporate Structure.  Borrower is a wholly owned
        Subsidiary of ICP and, prior to the McDonald Dissolution, McDonald is a wholly owned Subsidiary of Borrower. Borrower has no Subsidiaries other than, prior to the McDonald
        Dissolution, McDonald.  McDonald has no Subsidiaries.

(2) Amendment to Section 3.28(a). On and after the Effective Date, Section 3.28(a) of the Credit Agreement is amended by appending the following:

        Subject to the Agent filing a financing change statement under the Personal Property Security Act (Ontario), the Liens granted to the Agent on behalf of the Agent and Lenders by McDonald continue to be fully perfected first priority Liens in and to the Collateral previously owned by McDonald and transferred to Borrower upon the completion of the McDonald Dissolution.

5.3     Amendments to Section 5 - Affirmative Covenants
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(1)     Amendment to Section 5.12.  On and after the Effective Date, Section
5.12 of the Credit Agreement is amended by inserting at the beginning of the first line following the section title "At all times prior to the McDonald Dissolution,".

5.4     Amendments to Section 6 - Negative Covenants

(1) Amendment to Section 6.1. On and after the Effective Date, Section 6.1 of the Credit Agreement is amended by inserting at the beginning of the first line following the section title "Except as contemplated in the McDonald Dissolution,".

(2) Amendment to Section 6.5(b). On and after the Effective Date, Section 6.5(b) of the Credit Agreement is amended by inserting at the beginning of the first line "except as contemplated in the McDonald Dissolution,".

(3) Amendment to Section 6.5(c). On and after the Effective Date, Section 6.5(c) of the Credit Agreement is amended by inserting at the beginning of the first line "except as contemplated in the McDonald Dissolution,".

(4) Amendment to Section 6.8(c). On and after the Effective Date, Section 6.8(c) of the Credit Agreement is amended and restated as follows:

        (c) the McDonald Dissolution.

(5)     Amendment to Section 8.1(i)(1).  On and after the Effective Date,
Section 8.1(i)(1) of the Credit Agreement is amended by inserting at the beginning of the first line "except as contemplated in the McDonald Dissolution,".

 SECTION 6 - AMENDMENTS TO ANNEXES TO CREDIT AGREEMENT

6.1     Amendments to Annex A - Definitions: Rules of Construction

(1) Amendment to Annex A, Section 1, Definition of "Change in Control", paragraph (a). On and after the Effective Date, paragraph (a) of the definition of "Change of Control" in Section 1 of Annex A of the Credit Agreement is amended by inserting at the beginning of the first line "Except as a result of the McDonald Dissolution".

(2) Amendment to Annex A, Section 1, Definition of "Change in Control", paragraph (c). On and after the Effective Date, paragraph (c) of the definition of "Change of Control" in Section 1 of Annex A of the Credit Agreement is amended by inserting at the beginning of the first line "Except as a result of the McDonald Dissolution".

(3) Amendment to Annex A, Section 1, Insertion of Definition "ICP Guarantee". On and after the Effective Date, Section 1 of Annex A of the Credit Agreement is amended by inserting the following definition of "ICP Guarantee" in the applicable alphabetical order:
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                                 -6-

        ICP Guarantee means the guarantee dated as of January 20, 1999 given by ICP in favour of Agent on behalf of Agent and Lenders.

(4) Amendment to Annex A, Section 1, Definition of "Loan Documents". On and after the Effective Date, the definition "Loan Documents" in Section 1 of Annex A of the Credit Agreement is amended and restated as follows:

        Loan Documents mean this Agreement, the Revolving Credit Notes, the Collateral Documents, the ICP Guarantee and all agreements, instruments, documents and certificates in favour of Agent and/or Lenders executed in connection with the transactions contemplated by this Agreement, including, without limitation, those that are identified in the Schedule of Closing Documents attached as Annex C, and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to Agent and/or Lenders in connection with this Agreement or the financing transactions contemplated hereby and all agreements, instruments, documents and certificates designated by the Agent, Lender, and Borrower as Loan Documents.

(5) Amendment to Annex A, Section 1, Insertion of Definition "Loan Party". On and after the Effective Date, the definition "Loan Party" in Section 1 of Annex A of the Credit Agreement is amended and restated as follows:

        Loan Party means Borrower and, prior to the completion of the McDonald Dissolution, each of Borrower and McDonald.

(6) Amendment to Annex A, Section 1, Insertion of Definition "McDonald Dissolution". On and after the Effective Date, Section 1 of Annex A of the Credit Agreement is amended by inserting the following definition of "McDonald Dissolution" in the applicable alphabetical order:

        McDonald Dissolution means the following series of transactions: (i) the transfer by McDonald of all of its assets and undertaking to Borrower, and (ii) the dissolution of McDonald pursuant to the provisions of the Business
        Corporations Act (Ontario), in each case on terms satisfactory to the Agent.

SECTION 7 - REAFFIRMATION OF GUARANTEES AND OTHER LOAN DOCUMENTS

7.1 Reaffirmation. The Borrower and each of the Loan Parties acknowledges and agrees that all of the Loan Documents executed and delivered pursuant to the Credit Agreement remain in full force and effect and hereby reaffirm all of the terms thereof.

SECTION 8 - DISSOLUTION AND OTHER LOAN DOCUMENTS
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                                 -7-

8.1 Acknowledgement. The Agent and Lenders agree that the McDonald Dissolution as specifically permitted and contemplated under this Third Amendment shall not constitute an Event of Default, provided however, that the Loan Parties agree that nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement or any other Loan Document.

8.2 Termination of Borrower Pledge Agreement. Agent, Lenders and the Borrower agree that, in order to give effect to the McDonald Dissolution, as of the Effective Date the Borrower Pledge Agreement shall be terminated.

8.3 Transfer of Lock Boxes and Blocked Accounts. In accordance with the McDonald Dissolution, the Agent and Lenders hereby consent to the transfer of all of McDonald's Lock Boxes, Blocked Accounts and Disbursement Accounts to the Borrower. Borrower hereby agrees such Lock Boxes, Blocked Accounts and Disbursement Accounts shall become the Lock Boxes, Blocked Accounts and Disbursement Accounts, respectively of the Borrower pursuant to the terms of the Lock Box and Blocked Accounts Agreement made as of January 7, 1998 between Agent, Borrower, McDonald and Royal Bank of Canada.

SECTION 9 - MISCELLANEOUS

9.1 Amendment of Credit Agreement. The Credit Agreement has not been amended or otherwise modified in any respect except pursuant to this Third Amendment, and the Credit Agreement, as amended by this Third Amendment, is in full force and effect.

9.2 Remedies. The rights and remedies of Agent and Lenders under this Third Amendment shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lenders may have under any other agreement, including the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

9.3 Severability. Wherever possible, each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Third Amendment shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

9.4 Enurement. This Third Amendment shall be binding upon and shall enure to the benefit of, each Loan Party, Agent and Lenders and their respective successors and the assigns, transferees and endorsees of Agent and any Lenders. Nothing in this Third Amendment, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, any benefit or any legal or equitable right, remedy or claim under this Third Amendment.
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                                 -8-

9.5 Further Assurances. Each Loan Party shall, from time to time, upon each request by Agent, at Borrower's cost and expense, make, do, execute, or cause to be made, done or executed, all such further and other lawful acts, documents and assurances whatsoever which Agent determines in its reasonable opinion may be necessary in order to give effect to the provisions, purposes and intent of this Third Amendment and to complete the transactions contemplated by this Third Amendment.

9.6 Governing Law. Except as otherwise provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Third Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario applicable to contracts made and performed in such Province, and any laws of Canada applicable therein without reference to principles of conflicts of law. Each Loan Party hereby consents and agrees that the courts located in the Province of Ontario shall have non-exclusive jurisdiction to hear and determine any claims or disputes between such Loan Party, Agent and Lenders pertaining to this Third Amendment or to any matter arising out of or relating to this Third Amendment; provided that nothing in this Third Amendment shall be deemed to or shall operate to preclude Agent from bringing suit or taking other legal action in any other jurisdiction to collect amounts owing under this Third Amendment, realize on the Collateral or any other security for the obligations or to enforce a judgment or other court order in favour of Agent. Each Loan Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and each Loan Party hereby waives any objection which such Loan Party may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Each Loan Party hereby waives personal service of process issued in any such action or suit and agrees that service of process may be made by registered or certified mail addressed to such Loan Party at the address set forth in Section 11.10 of the Credit Agreement and that service so made shall be deemed completed upon the earlier of Borrower's actual receipt thereof or three Business Days after deposit in the Canadian mail, proper postage prepaid; provided, however, that if service of a process has been made by mail and before the third Business Day after mailing there is a discontinuance or interruption of regular postal service so that such service of process cannot be reasonably expected to be completed within three Business Days after mailing, such service of process shall be deemed to have been completed upon the Loan Party's actual receipt thereof.

9.7 Loan Document. For greater certainty, this Third Amendment constitutes a Loan Document.

                 [THIS SPACE INTENTIONALLY LEFT BLANK]
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                                 -9-

9.8 Counterparts. This Third Amendment may be executed in any number of separate counterparts which, collectively, shall constitute one Third Amendment.

IN WITNESS WHEREOF the parties have executed this Third Amendment as of the date first written above.


                                     INTERNATIONAL COMFORT PRODUCTS
                                     CORPORATION (CANADA)


                                     By: /s/
                                     Name:
                                     Title:

                                     G.C. McDONALD SUPPLY LIMITED


                                     By: /s/
                                     Name:
                                     Title:


                                     GENERAL ELECTRIC CAPITAL CANADA
                                     INC., as Agent


                                     By: /s/
                                     Name:
                                     Title:

                                     GENERAL ELECTRIC CAPITAL CANADA
                                     INC., as Lender


                                     By: /s/
                                     Name:
                                     Title:

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                                 -10-

The provisions of the foregoing Third Amendment to Credit Agreement are hereby acknowledged and consented to as of January 31, 1999.


                                     INTERNATIONAL COMFORT PRODUCTS
                                     CORPORATION

                                     By: /s/
                                     Name:
                                     Title:

                                     By: /s/
                                     Name:
                                     Title: